UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934 (Amendment No.     )

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KENDLE INTERNATIONAL INC.
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(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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On May 12, 2011, Kendle distributed the following press release:

CONTACTS:	For Release
Michael Lawson, Investors, (513) 763-1992	May 12, 2011, 9 a.m.
Lori Dorer, Media, (513) 345-1685

Kendle Rated a “Top CRO to Work With” for Fifth Consecutive Year

Company ranks second overall in 2011 CenterWatch Global Investigative Site Survey

Only CRO to be consistently ranked among top three every year since 2007

CINCINNATI, May 12, 2011 — Kendle (Nasdaq: KNDL), a leading, global full-service clinical research organization (CRO), today announced it is ranked a “top CRO to work with” in the 2011 CenterWatch Global Investigative Site Survey. Kendle is the only CRO to be ranked consistently among the top three providers for each of the past five years in the annual investigative site surveys conducted by the leading clinical trials publishing and information services company. No other CRO has finished in the top three more than twice during this period.

“Quality relationships with investigative sites around the world are key to delivering clinical trial results on time and on budget for our customers,” said Stephen Cutler, PhD, President and Chief Executive Officer. “Kendle’s consistent recognition as a top-rated CRO – the only CRO to have been ranked among the top three providers every year since 2007 – is a strong testament to the value we place on building long-lasting relationships across the industry to meet customer needs.”

In the 2011 survey, Kendle scored highly for overall relationship quality, with 84.2 percent of sites rating the Company “Good” or “Excellent.” Kendle was rated a top-three CRO in 22 of the 29 individual attributes included in the survey, receiving one of the highest scores in the “staff professionalism” category, which was voted by sites as the most critical factor in conducting successful studies. The Company scored exceptionally well on the ongoing study conduct and grant payment performance attributes. Kendle also had one of the highest ratings for low monitor turnover, reflecting a strong focus on development of long-term relationships between CRAs and investigative site personnel.

CenterWatch conducted the global survey of investigative sites between February and March 2011, soliciting online responses from principal investigators, sub-investigators and study coordinators about the quality of their relationships with the CROs they have worked with in the past two years. CenterWatch has conducted investigative site surveys since 1997, traditionally alternating between Europe and North America, with 2011 marking the first year a global survey was conducted. A total of 1,205 sites worldwide completed the survey, which evaluated the performance of CROs across 29 specific relationship attributes relating to general project management, personnel and work-style and project-specific areas. In addition, sites also provided feedback on the importance of these attributes when conducting their clinical trials.

Kendle’s rating as a top CRO in the 2011 Global Investigative Site Survey follows its consistently strong performance in the annual CenterWatch investigative site surveys conducted over the past five years. In the 2010 survey of European investigative sites, Kendle ranked third with 76.1 percent of sites surveyed rating the Company as “Good” or “Excellent.” The Company ranked second in the 2009 survey of U.S. investigative sites, second in the 2008 survey of European investigative sites and first overall in the 2007 survey of U.S. investigative sites.

About Kendle

Kendle International Inc. (Nasdaq: KNDL) is a leading global clinical research organization providing the full range of early- to late-stage clinical development services for the world’s biopharmaceutical industry. Our focus is on innovative solutions that reduce cycle times for our customers and accelerate the delivery of life-enhancing products to market for the benefit of patients worldwide. As one of the world’s largest global providers of Phase I-IV services, we offer experience spanning more than 100 countries, along with industry-leading patient access and retention capabilities and broad therapeutic expertise, to meet our customers’ clinical development challenges.

On May 4, Kendle and INC Research (http://www.incresearch.com/) jointly announced a definitive merger agreement under which INC Research agreed, subject to the terms and conditions of the merger agreement, to acquire Kendle in an all-cash transaction with a total equity value of approximately $232 million. The Board of Directors of Kendle unanimously approved the transaction, which is expected to close in the third quarter subject to approval by Kendle’s shareholders as well as satisfaction of customary closing conditions and regulatory approvals.

For more information, please visit www.kendle.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the proposed transaction between Kendle and INC Research and the expected timing and completion of the transaction. Words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions are intended to identify forward-looking statements. Such statements are based upon the current beliefs and expectations of Kendle’s management and involve a number of significant risks and uncertainties, many of which are difficult to predict and are generally beyond the control of Kendle and INC Research. Actual results may differ materially from the results anticipated in these forward-looking statements. There can be no assurance as to the timing of the closing of the transaction, or whether the transaction will close at all. The following factors, among others, could cause or contribute to such material differences: the ability to obtain the approval of the transaction by Kendle’s shareholders; the ability to obtain required regulatory approvals of the transaction or to satisfy other conditions to the transaction on the terms and expected timeframe or at all; transaction costs; economic conditions; a material adverse change in the business, assets, financial condition or results of operations of Kendle; and the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers or other business partners. Additional factors that could cause Kendle’s results to differ materially from those described in the forward-looking statements can be found in the periodic reports filed with the Securities and Exchange Commission and in the proxy statement Kendle intends to file with the Securities and Exchange Commission and mail to its shareholders with respect to the proposed transaction, which are or will be available at the Securities and Exchange Commission’s website (http://www.sec.gov) at no charge. Kendle assumes no responsibility to update any forward-looking statements as a result of new information or future developments except as expressly required by law.

Additional Information

This communication is being made in respect of the proposed merger transaction involving Kendle and INC Research. In connection with the proposed transaction, Kendle will file with the Securities and Exchange Commission a proxy statement and will mail the proxy statement to its shareholders. Shareholders are encouraged to read the proxy statement regarding the proposed transaction in its entirety when it becomes available, and before making any voting decision, as it will contain important information about the transaction. Shareholders will be able to obtain a free copy of the proxy statement (when available), as well as other filings made by Kendle regarding the Company, INC Research and the proposed transaction, without charge, at the Securities and Exchange Commission’s website (http://www.sec.gov). These materials also can be obtained, when available, without charge, by directing a request to Kendle at info@kendle.com.

Participants in the Solicitation

Kendle and its executive officers, directors and other persons may be deemed to be participants in the solicitation of proxies from Kendle’s shareholders with respect to the special meeting of shareholders that will be held to consider the proposed transaction. Information regarding the officers and directors of Kendle is included in its Annual Report on Form 10-K for the year ended Dec. 31, 2010, and the Company’s notice of Annual Meeting of Shareholders and Proxy Statement, which were filed with the Securities and Exchange Commission on March 16, 2011, and April 15, 2011, respectively. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, which may be different than those of Kendle’s shareholders generally, will be contained in the proxy statement (when filed) and other relevant materials to be filed with the Securities and Exchange Commission in connection with the proposed transaction.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

###

On May 12, 2011, Kendle distributed the following email to its customers:

1. Kendle – the only CRO to rank among the top three in CenterWatch surveys for five consecutive years

We’re proud to be the only CRO that can make this claim – in fact, no other CRO made the top three more than twice during this period. And in 2011 - the first year CenterWatch has conducted a global investigative site survey - Kendle ranked second.

How the scores break down...

▶84.2percent of sites rated Kendle “Good” or “Excellent” for overall relationship quality

▶Kendlescored in the top three in 22 of the 29 attributes measured by the global survey

▶Kendlewas among the highest ranked for staff professionalism, ongoing study conduct and grant payment

▶Kendlewas recognized for low monitor turnover, especially important as professional monitors/CRAs are recognized as the most critical factor in conducting a successful trial

“Sites are our customers’ customers – that’s something not all CROs remember but we take particularly seriously here at Kendle. And it’s these strong site relationships that, we believe, give us a competitive advantage over other CROs.”

Stephen Cutler, PhD, President and CEO of Kendle

View the full CenterWatch Monthly article summarizing the results

For further information about what keeps Kendle at the top of CRO global rankings, please contact info@kendle.com or visit www.kendle.com

About Kendle

Kendle International Inc. (Nasdaq: KNDL) is a leading global clinical research organization providing the full range of early- to late-stage clinical development services for the world’s biopharmaceutical industry. Our focus is on innovative solutions that reduce cycle times for our customers and accelerate the delivery of life-enhancing products to market for the benefit of patients worldwide. As one of the world’s largest global providers of Phase I-IV services, we offer experience spanning more than 100 countries, along with industry-leading patient access and retention capabilities and broad therapeutic expertise, to meet our customers’ clinical development challenges.

On May 4, Kendle and INC Research (www.incresearch.com) jointly announced a definitive merger agreement under which INC Research agreed, subject to the terms and conditions of the merger agreement, to acquire Kendle in an all-cash transaction with a total equity value of approximately $232 million. The Board of Directors of Kendle unanimously approved the transaction, which is expected to close in the third quarter subject to approval by Kendle’s shareholders as well as satisfaction of customary closing conditions and regulatory approvals.

For more information, please visit www.kendle.com.

Forward Looking Statements

This mailer contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the proposed transaction between Kendle and INC Research and the expected timing and completion of the transaction. Words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions are intended to identify forward-looking statements. Such statements are based upon the current beliefs and expectations of Kendle’s management and involve a number of significant risks and uncertainties, many of which are difficult to predict and are generally beyond the control of Kendle and INC Research. Actual results may differ materially from the results anticipated in these forward-looking statements. There can be no assurance as to the timing of the closing of the transaction, or whether the transaction will close at all. The following factors, among others, could cause or contribute to such material differences: the ability to obtain the approval of the transaction by Kendle’s shareholders; the ability to obtain required regulatory approvals of the transaction or to satisfy other conditions to the transaction on the terms and expected timeframe or at all; transaction costs; economic conditions; a material adverse change in the business, assets, financial condition or results of operations of Kendle; and the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers or other business partners. Additional factors that could cause Kendle’s results to differ materially from those described in the forward-looking statements can be found in the periodic reports filed with the Securities and Exchange Commission and in the proxy statement Kendle intends to file with the Securities and Exchange Commission and mail to its shareholders with respect to the proposed transaction, which are or will be available at the Securities and Exchange Commission’s website (www.sec.gov) at no charge. Kendle assumes no responsibility to update any forward-looking statements as a result of new information or future developments except as expressly required by law.

Additional Information

This communication is being made in respect of the proposed merger transaction involving Kendle and INC Research. In connection with the proposed transaction, Kendle will file with the Securities and Exchange Commission a proxy statement and will mail the proxy statement to its shareholders. Shareholders are encouraged to read the proxy statement regarding the proposed transaction in its entirety when it becomes available, and before making any voting decision, as it will contain important information about the transaction. Shareholders will be able to obtain a free copy of the proxy statement (when available), as well as other filings made by Kendle regarding the Company, INC Research and the proposed transaction, without charge, at the Securities and Exchange Commission’s website (www.sec.gov). These materials also can be obtained, when available, without charge, by directing a request to Kendle at info@kendle.com.

Participants in the Solicitation

Kendle and its executive officers, directors and other persons may be deemed to be participants in the solicitation of proxies from Kendle’s shareholders with respect to the special meeting of shareholders that will be held to consider the proposed transaction. Information regarding the officers and directors of Kendle is included in its Annual Report on Form 10-K for the year ended Dec. 31, 2010, and the Company’s notice of Annual Meeting of Shareholders and Proxy Statement, which were filed with the Securities and

Exchange Commission on March 16, 2011, and April 15, 2011, respectively. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, which may be different than those of Kendle’s shareholders generally, will be contained in the proxy statement (when filed) and other relevant materials to be filed with the Securities and Exchange Commission in connection with the proposed transaction.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

North America • Europe • Asia/Pacific • Latin America • Africa

On May 12, 2011, Kendle distributed the following email to certain of its employees:

To: Recipients of Stock Awards issued under the 1997 and/or 2007 Stock Incentive Plan

On May 4, Kendle entered into a definitive merger agreement with INC Research, LLC, a privately held global CRO, under which INC Research agreed to acquire Kendle subject to certain terms and conditions. The transaction is scheduled to close in the third quarter of 2011 subject to shareholder and regulatory approvals and satisfaction of customary closing conditions. Upon completion of the transaction, Kendle’s common stock will cease to be publically traded and listed on the NASDAQ.

As a result of the merger agreement, recipients of previously issued Kendle stock awards will have the opportunity to take action on vested awards when the current blackout period is lifted on Thursday, May 12, pursuant to the Insider Trading Policy. To exercise outstanding stock options or sell shares of previously acquired stock:

Please contact our captive broker, Morgan Stanley Smith Barney, by visiting their website at benefitaccess.com. Contact information for Morgan Stanley Smith Barney also can be found on myKendle.

At the time the agreement between Kendle and INC is finalized, outstanding awards, both vested and unvested, will be cancelled and converted to a cash payment using the merger consideration price of $15.25, as described below.

Stock Options (Incentive and Non-Qualified)

The cash payment will be calculated by using the difference between the merger consideration price and the grant price, multiplied by the number of options (both vested and unvested), minus any required withholding taxes.

EXAMPLE

An award recipient was granted 1,000 options with a grant price of $6.75 250 of the options have vested and been exercised, 500 options have vested but not yet exercised, and the remaining 250 options are unvested. If no action is taken before the close of the agreement, the recipient would receive the following, minus any required withholding taxes:

($15.25 - $6.75) x 750 (500 vested + 250 unvested) = $6,375

Time-Based and Performance-Based Restricted Stock Unit Awards

The cash payment will be calculated by multiplying the merger consideration price by the number of units granted, minus any required withholding taxes.

EXAMPLE

An award recipient was granted 500 Time-Based Restricted Stock Units, of which 250 have already vested and been delivered to the recipient. The remaining 250 are unvested. The recipient would receive the following, minus any required withholding taxes:

$15.25 x 250 = $3,812.50

Current award provisions, such as vesting and cancellation schedules, will remain unchanged prior to the consummation of the transactions contemplated by the agreement. For additional information, please see the 1997 and/or 2007 Stock Incentive Plans. You may also contact [XXXXXXX] or [XXXXXXX] in the Global Compensation department.

Reminder: Please seek clearance from the Legal department in advance of a Kendle stock transaction to ensure restrictions are not in effect. During non-blackout periods, pre-clearance requests to engage in purchases/sales of Kendle stock (including cashless stock option exercises) may be directed to [XXXXXXX] by e-mail.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the proposed transaction between Kendle and INC Research and the expected timing and completion of the transaction. Words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions are intended to identify forward-looking statements. Such statements are based upon the current beliefs and expectations of Kendle’s management and involve a number of significant risks and uncertainties, many of which are difficult to predict and are generally beyond the control of Kendle and INC Research. Actual results may differ materially from the results anticipated in these forward-looking statements. There can be no assurance as to the timing of the closing of the transaction, or whether the transaction will close at all. The following factors, among others, could cause or contribute to such material differences: the ability to obtain the approval of the transaction by Kendle’s shareholders; the ability to obtain required regulatory approvals of the transaction or to satisfy other conditions to the transaction on the terms and expected timeframe or at all; transaction costs; economic conditions; a material adverse change in the business, assets, financial condition or results of operations of Kendle; and the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers or other business partners. Additional factors that could cause Kendle’s results to differ materially from those described in the forward-looking statements can be found in the periodic reports filed with the Securities and Exchange Commission and in the proxy statement Kendle intends to file with the Securities and Exchange Commission and mail to its shareholders with respect to the proposed transaction, which are or will be available at the Securities and Exchange Commission’s website (http://www.sec.gov) at no charge. Kendle assumes no responsibility to update any forward-looking statements as a result of new information or future developments except as expressly required by law.

Additional Information

This communication is being made in respect of the proposed merger transaction involving Kendle and INC Research. In connection with the proposed transaction, Kendle will file with the Securities and Exchange Commission a proxy statement and will mail the proxy statement to its shareholders. Shareholders are encouraged to read the proxy statement regarding the proposed transaction in its entirety when it becomes available, and before making any voting decision, as it will contain important information about the transaction. Shareholders will be able to obtain a free copy of the proxy statement (when available), as well as other filings made by Kendle regarding the Company, INC Research and the proposed transaction, without charge, at the Securities and Exchange Commission’s website (http://www.sec.gov). These materials also can be obtained, when available, without charge, by directing a request to Kendle at info@kendle.com.

Participants in the Solicitation

Kendle and its executive officers, directors and other persons may be deemed to be participants in the solicitation of proxies from Kendle’s shareholders with respect to the special meeting of shareholders that will be held to consider the proposed transaction. Information regarding the officers and directors of Kendle is included in its Annual Report on Form 10-K for the year ended Dec. 31, 2010, and the Company’s notice of Annual Meeting of Shareholders and Proxy

Statement, which were filed with the Securities and Exchange Commission on March 16, 2011, and April 15, 2011, respectively. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, which may be different than those of Kendle’s shareholders generally, will be contained in the proxy statement (when filed) and other relevant materials to be filed with the Securities and Exchange Commission in connection with the proposed transaction.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

On May 12, 2011, Kendle distributed the following letter to certain of its business partners:

Dear Business Partner:

On May 4, Kendle entered into a definitive merger agreement with INC Research, LLC under which INC Research agreed to acquire Kendle. Our strong global reputation for operational excellence and delivery, combined with INC’s complementary operational and therapeutic expertise and geographic reach, will create a world-class CRO with significant scale to meet our customers’ clinical development needs.

Kendle and INC combined will be an even stronger partner for our customers. When the merger closes, the combined company will be privately held by Avista Capital Partners and Ontario Teachers’ Pension Plan, well-regarded private equity investors in the healthcare field committed to investing in our new organization’s future growth and success.

We expect that the newly combined organization will offer our customers:

•	Significantly expanded scale and resources for delivery of large global programs and strategic outsourcing opportunities

•	Broadened therapeutic expertise in such key therapeutic areas as central nervous system, oncology and women’s health and key populations such as pediatrics

•	Expanded geographic capabilities, particularly in the key emerging markets of Central and Eastern Europe and Asia/Pacific

•	Strengthened global project leadership, clinical monitoring capability and study start up expertise

Our key imperative during the integration process will be “business as usual,” maintaining the high level of service and expertise our customers have come to know and expect from Kendle. Both Kendle and INC Research are committed to working together to promote a smooth transition after closing.

We look forward to continuing to work together to provide our customers with integrated clinical solutions that add value to their programs. If you have any questions or would like more information, please contact me at vanderploeg.kees@kendle.com. You also can reach me directly at +31 (0)23-5763581

Sincerely

Kees van der Ploeg
Associate Director Clinical Outsourcing
Kendle International B.V.
The Netherlands

About Kendle

Kendle International Inc. (Nasdaq: KNDL) is a leading global clinical research organization providing the full range of early- to late-stage clinical development services for the world’s biopharmaceutical industry. Our focus is on innovative solutions that reduce cycle times for our customers and accelerate the delivery of life-enhancing products to market for the benefit of patients worldwide. As one of the world’s largest global providers of Phase I-IV services, we offer experience spanning more than 100 countries, along with industry-leading patient access and retention capabilities and broad therapeutic expertise, to meet our customers’ clinical development challenges.

On May 4, Kendle and INC Research (http://www.incresearch.com/) jointly announced a definitive merger agreement under which INC Research agreed, subject to the terms and conditions of the merger agreement, to acquire Kendle in an all-cash transaction with a total equity value of approximately $232 million. The Board of Directors of Kendle unanimously approved the transaction, which is expected to close in the third quarter subject to approval by Kendle’s shareholders as well as satisfaction of customary closing conditions and regulatory approvals.

For more information, please visit www.kendle.com.

Forward Looking Statements

This letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the proposed transaction between Kendle and INC Research and the expected timing and completion of the transaction. Words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions are intended to identify forward-looking statements. Such statements are based upon the current beliefs and expectations of Kendle’s management and involve a number of significant risks and uncertainties, many of which are difficult to predict and are generally beyond the control of Kendle and INC Research. Actual results may differ materially from the results anticipated in these forward-looking statements. There can be no assurance as to the timing of the closing of the transaction, or whether the transaction will close at all. The following factors, among others, could cause or contribute to such material differences: the ability to obtain the approval of the transaction by Kendle’s shareholders; the ability to obtain required regulatory approvals of the transaction or to satisfy other conditions to the transaction on the terms and expected timeframe or at all; transaction costs; economic conditions; a material adverse change in the business, assets, financial condition or results of operations of Kendle; and the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers or other business partners. Additional factors that could cause Kendle’s results to differ materially from those described in the forward-looking statements can be found in the periodic reports filed with the Securities and Exchange Commission and in the proxy statement Kendle intends to file with the Securities and Exchange Commission and mail to its shareholders with respect to the proposed transaction, which are or will be available at the Securities and Exchange Commission’s website (http://www.sec.gov) at no charge. Kendle assumes no responsibility to update any forward-looking statements as a result of new information or future developments except as expressly required by law.

Additional Information

This communication is being made in respect of the proposed merger transaction involving Kendle and INC Research. In connection with the proposed transaction, Kendle will file with the Securities and Exchange Commission a proxy statement and will mail the proxy statement to its shareholders. Shareholders are encouraged to read the proxy statement regarding the proposed transaction in its entirety when it becomes available, and before making any voting decision, as it will contain important information about the transaction. Shareholders will be able to obtain a free copy of the proxy statement (when available), as well as other filings made by Kendle regarding the Company, INC Research and the proposed transaction, without charge, at the Securities and

Exchange Commission’s website (http://www.sec.gov). These materials also can be obtained, when available, without charge, by directing a request to Kendle at info@kendle.com.

Participants in the Solicitation

Kendle and its executive officers, directors and other persons may be deemed to be participants in the solicitation of proxies from Kendle’s shareholders with respect to the special meeting of shareholders that will be held to consider the proposed transaction. Information regarding the officers and directors of Kendle is included in its Annual Report on Form 10-K for the year ended Dec. 31, 2010, and the Company’s notice of Annual Meeting of Shareholders and Proxy Statement, which were filed with the Securities and Exchange Commission on March 16, 2011, and April 15, 2011, respectively. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, which may be different than those of Kendle’s shareholders generally, will be contained in the proxy statement (when filed) and other relevant materials to be filed with the Securities and Exchange Commission in connection with the proposed transaction.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

On May 12, 2011, Kendle posted the two presentations beginning on the next page to its corporate intranet. The first presentation provides an overview for associates of the proposed merger with INC Research. The second presentation provides an overview for customers of the Kendle and INC Research merger agreement.

LEADING CLINICAL RESEARCH ORGANIZATION SEEKS
STRAIGHT TALKING LONG-TERM RELATIONSHIP
Kendle
Real people. Real results.®

For internal use only Kendle and INC Research Merger Agreement Overview for Associates May 12, 2011

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
• Kendle and INC Research entered into a merger agreement May 4 under which INC agreed to acquire Kendle for $232 million in cash
• Strategic move will provide broadened platform for growth leveraging brand recognition of two industry-leading organizations
• Transaction scheduled to close in third quarter subject to shareholder and regulatory approvals and satisfaction of customary closing conditions
• Combined organization will employ more than 5,000 associates in 42 countries, ranking among top CROs worldwide
• Combined company will be privately held by Avista Capital Partners and
Ontario Teachers’ Pension Plan, well-regarded private equity investors
What is happening?
Kendle and INC Research Merger

For internal use only

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
• Therapeutically focused global CRO with extensive expertise in Phase I-IV
• Founded in 1985 at University of Virginia as ARO specializing in CNS trials
• Headquartered in Raleigh, North Carolina with more than 2,000 employees in 40 countries worldwide
• Privately held by Avista Capital Partners and Ontario Teachers’ Pension
Plan
• Estimated revenues of $250 million and market share of 1 percent*
• Seven acquisitions since 2001 – upon closing, Kendle would be eighth and largest
• For more information, visit www.incresearch.com
*Source: Jefferies & Co. In comparison, Kendle revenues for year ended Dec. 31, 2010, were $333.8 million and our market share was estimated at 2 percent.
Who is INC Research?
Kendle and INC Research Merger

For internal use only

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
• Best option for Kendle’s long-term growth and financial security – eliminates convertible debt and provides access to capital for growth
• “New” pharmaceutical outsourcing model requires critical mass – combining with INC provides this “mass”
• Customers increasingly require broader geographic, therapeutic and functional expertise – merging with INC delivers on this need
Why now?
Kendle and INC Research Merger

For internal use only

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
• Highly regarded with strong leadership and deep roots in the industry
• Same values and commitment to quality
• Same unwavering passion for bringing new medicines to market to improve patient health
Why INC Research?
Kendle and INC Research Merger

For internal use only

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
• INC and Kendle complement each other well in a number of areas
Why INC Research?
Kendle and INC Research Merger

Kendle INC Research
Customers
Strong in large
pharma and biotech
Works largely with
mid-sized pharma
Therapeutic
expertise
Strong in autoimmune,
cardiovascular/metabolism
and oncology
Strong in CNS, women’s health
and pediatrics
Geographic
capability
Strong in Latin America Strong in CEE
Will combine resources in Asia/Pacific to improve scale and mass
For internal use only

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
• Strengthened position in the industry as part of a larger, combined organization
• Better able to compete for larger, strategic outsourcing opportunities
• Transition from a publicly held company to part of a larger private organization
• Increased access to capital for future business expansion, with owners committed to investing in our future growth and success
• Increased career development opportunities for associates
What does it mean to Kendle?
Kendle and INC Research Merger

For internal use only

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
•
Driving force behind the merger is expanding breadth and depth of capability
to build a world class organization strongly positioned to compete for larger, more strategic outsourcing opportunities
• For our associates, this means access to greater breadth of career and professional development opportunities as part of a larger and more competitive organization
• No decisions have been made at this time regarding any changes to specific positions – we understand you have questions and appreciate your patience as we work through the many details
• If your are a recipient of stock awards issued under the 1997 and/or 2007
Stock Incentive Plan, Human Resources will be communicating directly with you
What does it mean to me?
Kendle and INC Research Merger

For internal use only

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
• Significantly expanded scale and scope to deliver clinical trials of all sizes
• Broadened expertise in such key therapeutic areas as central nervous system, oncology and women's health and key populations such as pediatrics
• Expanded geographic capabilities, particularly in CEE and Asia/Pacific
• Strengthened global project leadership, clinical monitoring capability and study start-up expertise
• Organization more strongly positioned to work in operational and alliance partnerships with large biopharmaceutical companies
What does it mean to our customers?
Kendle and INC Research Merger

For internal use only

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
• Business as usual
• Current project assignments, customer teams and systems remain in place and proceed as planned
• Focus is maintaining the high level of service and expertise our customers have come to know and expect from Kendle
• Hiring activities will continue for majority of approved positions, especially billable openings (check with your function or service leader for specifics)
Where do we go from here?
Kendle and INC Research Merger

For internal use only

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
• Joint integration team will be formed to carefully plan key integration priorities and a detailed implementation that will commence when the transaction closes
• Both Kendle and INC Research have previous experience with significant integrations:
– Kendle of Charles River Clinical Services in 2006
– INC Research of the Phase II-IV operations of MDS Pharma Services in 2009
• As Kendle is a public company, we are limited by federal securities regulations and other laws with respect to our ability to disclose certain developments and/or our related expectations – we will share more information when we can
What is the plan for integration?
Kendle and INC Research Merger

For internal use only

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
Q2 Q3
Definitive merger agreement
announced
May 4
Customers notified via letter
May 6
Closing
Transaction
scheduled
to close

Key activities
Kendle and INC Research Merger
For internal use only

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a

• External press release
• Associate communications – Associate Letter, FAQ and PPT Presentation
• Customer communications – Customer Letter, Talking Points, FAQ and
PPT Presentation
• Media coverage – Recent articles appearing on the merger
• Background information on INC Research
Communication tools
Kendle and INC Research Merger
For copies of these communications, visit
http://my.kendle.com
Dedicated
“Kendle
and INC
Merger”
page
For internal use only

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
• Kendle and INC have agreed to merge – closing scheduled for third quarter
• Strategic move will provide broadened platform for growth, with increased access to capital for future business expansion
• Combined organization will provide critical mass and broadened geographic, therapeutic and functional expertise required to compete in today’s market
• Driving force behind the merger is expanding breadth and depth of capability – this means opportunities for our associates!
• Key imperative is “business as usual,” delivering current projects and winning new business
• Both Kendle and INC are committed to communicating openly and frequently
• For more information, visit the dedicated
“Kendle
and INC
Merger”
page
on myKendle
Summary
Kendle and INC Research Merger

For internal use only

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a

Kendle and INC Research Merger
About Kendle
On May 4, Kendle and INC Research
(http://www.incresearch.com/)
jointly announced a definitive merger agreement under which INC
For more information, please visit
www.kendle.com.
Forward Looking Statements
Kendle International Inc. (Nasdaq: KNDL) is a leading global clinical research organization providing the full range of early- to late-stage clinical development services for the world's biopharmaceutical industry. Our focus is on innovative solutions that reduce cycle times for our customers and accelerate the delivery of life-enhancing products to market for the benefit of patients worldwide. As one of the world’s largest global providers of Phase
I-IV services, we offer experience spanning more than 100 countries, along with industry-leading patient access and retention capabilities and broad therapeutic expertise, to meet our customers' clinical development challenges.
Research agreed, subject to the terms and conditions of the merger agreement, to acquire Kendle in an all-cash transaction with a total equity value of approximately $232 million. The Board of Directors of Kendle unanimously approved the transaction, which is expected to close in the third quarter subject to approval by Kendle’s shareholders as well as satisfaction of customary closing conditions and regulatory approvals.
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the proposed transaction between Kendle and INC Research and the expected timing and completion of the transaction. Words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "will," "should," "may," and other similar expressions are intended to identify forward-looking statements. Such statements are based upon the current beliefs and expectations of Kendle’s management and involve a number of significant risks and uncertainties, many of which are difficult to predict and are generally beyond the control of Kendle and INC Research. Actual results may differ materially from the results anticipated in these forward-looking statements. There can be no assurance as to the timing of the closing of the transaction, or whether the transaction will close at all. The following factors, among others, could cause or contribute to such material differences: the ability to obtain the approval of the transaction by Kendle’s shareholders; the ability to obtain required regulatory approvals of the transaction or to satisfy other conditions to the transaction on the terms and expected timeframe or at all;
transaction costs; economic conditions; a material adverse change in the business, assets, financial condition or results of operations of Kendle;
and the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers or other business partners. Additional factors that could cause Kendle’s results to differ materially from those described in the forward-looking statements can be found in the periodic reports filed with the Securities and Exchange Commission and in the proxy statement Kendle intends to file with the
Securities and Exchange Commission and mail to its shareholders with respect to the proposed transaction, which are or will be available at the
Securities and Exchange Commission's website (http://www.sec.gov) at no charge. Kendle assumes no responsibility to update any forward-
looking statements as a result of new information or future developments except as expressly required by law.
For internal use only

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a

Kendle and INC Research Merger
Additional Information
These materials also can be obtained, when available, without charge, by directing a request to Kendle at
info@kendle.com.
Participants in the Solicitation
This communication is being made in respect of the proposed merger transaction involving Kendle and INC Research. In connection with the proposed transaction, Kendle will file with the Securities and Exchange Commission a proxy statement and will mail the proxy statement to its shareholders. Shareholders are encouraged to read the proxy statement regarding the proposed transaction in its entirety when it becomes available, and before making any voting decision, as it will contain important information about the transaction. Shareholders will be able to obtain a free copy of the proxy statement (when available), as well as other filings made by Kendle regarding the Company, INC Research and the proposed transaction, without charge, at the Securities and Exchange Commission's website (http://www.sec.gov).
Kendle and its executive officers, directors and other persons may be deemed to be participants in the solicitation of proxies from Kendle’s shareholders with respect to the special meeting of shareholders that will be held to consider the proposed transaction. Information regarding the officers and directors of Kendle is included in its Annual Report on Form 10-K for the year ended Dec. 31, 2010, and the Company’s notice of Annual Meeting of Shareholders and Proxy Statement, which were filed with the Securities and Exchange Commission on March 16, 2011,
and April 15, 2011, respectively. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, which may be different than those of Kendle’s shareholders generally, will be contained in the proxy statement (when filed) and other relevant materials to be filed with the Securities and Exchange Commission in connection with the proposed transaction.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the
Securities Act of 1933, as amended.
For internal use only

Kendle and INC Research Merger Agreement Overview for Customers May 12, 2011

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
• Kendle and INC Research entered into a merger agreement on May 4
• Strategic move will provide broadened platform for growth leveraging brand recognition of two industry-leading organizations
• Transaction scheduled to close in third quarter subject to shareholder and regulatory approvals and satisfaction of customary closing conditions
• Combined organization will employ more than 5,000 associates in 42 countries, ranking among top CROs worldwide
• Combined company will be privately held by Avista Capital Partners and
Ontario Teachers’ Pension Plan, well-regarded private equity investors
What is happening?
Kendle and INC Research Merger
2

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
• INC and Kendle complement each other well in a number of areas, creating an even stronger clinical development partner upon completion of the merger
Why INC Research?
Kendle and INC Research Merger
3
Kendle INC Research
Therapeutic
expertise
Strong in autoimmune,
cardiovascular/metabolism
and oncology
Strong in CNS, women’s health
and pediatrics
Geographic
capability
Strong in Latin America Strong in CEE
Will combine resources in Asia/Pacific to improve scale and mass

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
• CRO partner with significantly expanded scale and scope to deliver clinical trials of all sizes
• Broadened expertise in such key therapeutic areas as central nervous system, oncology and women's health and key populations such as pediatrics
• Expanded geographic capabilities, particularly in CEE and Asia/Pacific
• Strengthened global project leadership, clinical monitoring capability and study start-up expertise
• Organization more strongly positioned to work in operational and alliance partnerships with large biopharmaceutical companies
What does it mean for you?
Kendle and INC Research Merger
4

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
• Joint integration team will be formed to carefully plan key integration priorities and a detailed implementation that will commence when the transaction closes
• Both Kendle and INC Research have previous experience with significant integrations:
– Kendle of Charles River Clinical Services in 2006
– INC Research of the Phase II-IV operations of MDS Pharma Services in 2009
• As Kendle is a public company, we are limited by federal securities regulations and other laws with respect to our ability to disclose certain developments and/or our related expectations – we will share more information when we can
What is the plan for integration?
Kendle and INC Research Merger
5

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
• Driving force behind the merger is expanding breadth and depth of capability for our customers
• Combined organization will provide critical mass and broadened geographic, therapeutic and functional expertise required to compete in today’s market
• Merger will provide increased access to capital for business expansion, with owners committed to investing in our future growth and success
• Key imperative is “business as usual,” maintaining a high level of service and quality
• Both Kendle and INC are committed to communicating frequently throughout the integration process, and to addressing any questions you may have
A winning combination for our customers
Kendle and INC Research Merger
6

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
• Please contact your New Business representative or Mark Roseman, Senior
Vice President, Sales and CMO, at 513-763-1924 or
roseman.mark@kendle.com
• Our Operational Vice Presidents and executive leadership team, including our CEO and COO, are also available – if you would like to arrange a meeting, please contact your New Business representative
Questions?
Kendle and INC Research Merger
7

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
8
About Kendle
On May 4, Kendle and INC Research
(http://www.incresearch.com/)
jointly announced a definitive merger agreement under which INC
For more information, please visit
www.kendle.com.
Forward Looking Statements
Kendle and INC Research Merger
Kendle International Inc. (Nasdaq: KNDL) is a leading global clinical research organization providing the full range of early- to late-stage clinical development services for the world's biopharmaceutical industry. Our focus is on innovative solutions that reduce cycle times for our customers and accelerate the delivery of life-enhancing products to market for the benefit of patients worldwide. As one of the world’s largest global providers of Phase I-IV services, we offer experience spanning more than 100 countries, along with industry-leading patient access and retention capabilities and broad therapeutic expertise, to meet our customers' clinical development challenges.
Research agreed, subject to the terms and conditions of the merger agreement, to acquire Kendle in an all-cash transaction with a total equity value of approximately $232 million. The Board of Directors of Kendle unanimously approved the transaction, which is expected to close in the third quarter subject to approval by Kendle’s shareholders as well as satisfaction of customary closing conditions and regulatory approvals.
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the proposed transaction between Kendle and INC Research and the expected timing and completion of the transaction. Words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "will," "should," "may," and other similar expressions are intended to identify forward-looking statements. Such statements are based upon the current beliefs and expectations of Kendle’s management and involve a number of significant risks and uncertainties, many of which are difficult to predict and are generally beyond the control of Kendle and INC Research. Actual results may differ materially from the results anticipated in these forward-looking statements. There can be no assurance as to the timing of the closing of the transaction, or whether the transaction will close at all. The following factors, among others, could cause or contribute to such material differences: the ability to obtain the approval of the transaction by Kendle’s shareholders; the ability to obtain required regulatory approvals of the transaction or to satisfy other conditions to the transaction on the terms and expected timeframe or at all;
transaction costs; economic conditions; a material adverse change in the business, assets, financial condition or results of operations of Kendle;
and the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers or other business partners. Additional factors that could cause Kendle’s results to differ materially from those described in the forward-looking statements can be found in the periodic reports filed with the Securities and Exchange Commission and in the proxy statement Kendle intends to file with the
Securities and Exchange Commission and mail to its shareholders with respect to the proposed transaction, which are or will be available at the
Securities and Exchange Commission's website (http://www.sec.gov) at no charge. Kendle assumes no responsibility to update any forward-
looking statements as a result of new information or future developments except as expressly required by law.

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
9
Additional Information
materials also can be obtained, when available, without charge, by directing a request to Kendle at
info@kendle.com.
Participants in the Solicitation
Kendle and INC Research Merger
This communication is being made in respect of the proposed merger transaction involving Kendle and INC Research. In connection with the proposed transaction, Kendle will file with the Securities and Exchange Commission a proxy statement and will mail the proxy statement to its shareholders. Shareholders are encouraged to read the proxy statement regarding the proposed transaction in its entirety when it becomes available, and before making any voting decision, as it will contain important information about the transaction. Shareholders will be able to obtain a free copy of the proxy statement (when available), as well as other filings made by Kendle regarding the Company, INC Research and the proposed transaction, without charge, at the Securities and Exchange Commission's website (http://www.sec.gov). These
Kendle and its executive officers, directors and other persons may be deemed to be participants in the solicitation of proxies from Kendle’s shareholders with respect to the special meeting of shareholders that will be held to consider the proposed transaction. Information regarding the officers and directors of Kendle is included in its Annual Report on Form 10-K for the year ended Dec. 31, 2010, and the Company’s notice of Annual Meeting of Shareholders and Proxy Statement, which were filed with the Securities and Exchange Commission on March 16, 2011,
and April 15, 2011, respectively. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, which may be different than those of Kendle’s shareholders generally, will be contained in the proxy statement (when filed) and other relevant materials to be filed with the Securities and Exchange Commission in connection with the proposed transaction.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the
Securities Act of 1933, as amended.